UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2003

BOLT TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	0-10723	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut		06854
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code		(203) 853-0700

Not applicable

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibit is furnished pursuant to Item 12.

Exhibit No.	Description

99.1	Press release issued August 26, 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 26, 2003, Bolt Technology Corporation (the “Company”) issued a press release announcing the Company’s results of operations for the fourth quarter and the fiscal year ended June 30, 2003. A copy of this press release is furnished with this report as Exhibit 99.1 and shall be deemed provided under this Item 12 of Form 8-K.

The information in this report, including the exhibit attached hereto, is being furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/s/ RAYMOND M. SOTO

Raymond M. Soto Chairman and President

Dated: August 26, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press release issued August 26, 2003.